UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2009

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number:  (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On November 4, 2009, current and former employees of Medis El Ltd. (“Medis El”) and More Energy Ltd. (“More”), each a wholly owned subsidiary of Medis Technologies Ltd. (“Medis”), commenced liquidation actions with respect to each of Medis El and More in court in Israel.  Medis intends to cooperate in these proceedings to facilitate an orderly liquidation of each of Medis El and More.  Medis expects a liquidator for Medis El and More to be appointed by the Israeli courts.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired - None

(b)	Pro Forma Financial Information - None

(c)	Shell Company Transactions - None

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2009

MEDIS TECHNOLOGIES LTD.

By:	/s/ Jose Mejia
Name: Jose Mejia
Title: Chief Executive Officer